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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 25, 1997
                                                  -------------



                      PEOPLES-SIDNEY FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                   0-22223                        31-1499862
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(State or other              (Commission File Number)            (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                             No.)



101 East Court Street, Sidney, Ohio                                     45365
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(Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code (937) 492-6129
                                                            -------------


                                       N/A
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
---------------------

         On July 25, 1997, Peoples-Sidney Financial Corporation issued the attached press releases relating (i) to the announcement of year-end earnings, and (ii) the declaration of its initial cash dividend.


Item 7.  Financial Statements and Exhibits
------------------------------------------


         (c)      Exhibits.

         The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.


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                                  EXHIBIT INDEX

Exhibit
Number                              Description
------                              -----------



99.1              Press Release Announcing Year End Earnings

99.2              Press Release Declaring Initial Cash Dividend

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PEOPLES-SIDNEY FINANCIAL CORPORATION



Date: July 29, 1997                  By:  /s/ Douglas Stewart
                                         -------------------------------------
                                         Douglas Stewart
                                         President and Chief Executive Officer

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